NUVEEN GEORGIA MUNICIPAL BOND FUND

NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND

SUPPLEMENT DATED OCTOBER 21, 2013

TO THE PROSPECTUS DATED SEPTEMBER 30, 2013

The following changes apply to Nuveen Georgia Municipal Bond Fund and Nuveen North Carolina Municipal Bond Fund (each referred to as the “Fund”):

Class B shares of the Fund will be converted to Class A shares of the Fund at the close of business on October 28, 2013. Therefore, Class B shares of the Fund will no longer be available through an exchange from other Nuveen Mutual Funds after that date.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MS3ABP-1013P